44538  7/98

Prospectus Supplement
dated July 13, 1998 to:
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Putnam Utilities Growth and Income Fund
Prospectus dated February 28, 1998

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -----        -------------------------

Jeanne L. Mockard    1998         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1990.

Christopher A. Ray   1993         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1992.